--------------------------------------------------
OFFICERS AND DIRECTORS

Barton M. Biggs             Frederick B. Whittemore
  CHAIRMAN OF THE BOARD     DIRECTOR
Warren J. Olsen             James W. Grisham
  PRESIDENT AND DIRECTOR    VICE PRESIDENT
John D. Barrett II          Harold J. Schaaff, Jr.
  DIRECTOR                  VICE PRESIDENT
Gerard E. Jones             Joseph P. Stadler
  DIRECTOR                  VICE PRESIDENT
Andrew McNally, IV          Valerie Y. Lewis
  DIRECTOR                  SECRETARY
Samuel T. Reeves            Karl Hartmann
  DIRECTOR                  ASSISTANT SECRETARY
Fergus Reid                 James R. Rooney
  DIRECTOR                  TREASURER
Frederick O. Robertshaw     Joanna M. Haigney
  DIRECTOR                  ASSISTANT TREASURER

---------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
---------------------------------------------
CUSTODIANS
The Chase Manhattan Bank, N.A.
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
---------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius
2000 One Logan Square
Philadelphia, Pennsylvania 19103
---------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                           JAPANESE EQUITY PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1995

LETTER TO SHAREHOLDERS
-------

The investment objective of the Japanese Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities of Japanese issuers. Equity securities are defined as common and preferred stocks, debt securities convertible into common stock and common stock purchase warrants.

The total return of the Portfolio for the nine month period ended September 30, 1995 was -9.77% as compared to -4.20% for the Morgan Stanley Capital International (MSCI) Japan Index for the same period. The total return for the twelve months ended September 30, 1995 and the average annual total return for the period from inception on April 25, 1994 through September 30, 1995 were -10.67% and -8.03%, respectively, as compared to -5.45% and -1.33% for the MSCI Japan Index for the same periods.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX(1)
----------------------------------------------------

                                       TOTAL RETURNS(2)
                           ----------------------------------------
                                                        AVERAGE
                                                     ANNUAL SINCE
                              YTD       ONE YEAR       INCEPTION
                           ----------  -----------  ---------------
PORTFOLIO................      -9.77%      -10.67%         -8.03%
INDEX....................      -4.20        -5.45          -1.33

1. The MSCI Japan Index is an unmanaged index of common stocks (assumes dividends reinvested).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

During the last quarter two major changes largely impacted the Japanese equity market. First, the yen began to significantly weaken versus the U.S. dollar. This was a result of a coordinated currency intervention by the major countries after the G-7 meeting held in early June in Halifax. It appears to us that a consensus was formed at the meeting to address Japan's sluggish economy and that the G-7 countries determined that a weak Japanese economy was not in the best interest of the rest of the world. Moreover, with U.S. presidential elections only one year away we believe there was equal urgency by the U.S. to boost the very weak dollar in order to maintain growth in the U.S. with moderate inflation. Also, with an increasing amount of exports coming from Asian countries with "cheap labor", non-U.S. nations in G-7 also may be fearing deflation over the long term, in our opinion. Deflation is of paramount importance to Japan and in our view the consensus by G-7 to strengthen the dollar also dove-tailed into Japan's strategy to moderately inflate the economy through currency adjustments.

The second major change to occur during the quarter was for Japan to recognize the serious slowdown in the economy and adapt structural and economic stimulus packages to accelerate a recovery. One important structural change was the Ministry of Finance allowing life insurance companies to increase overseas investments by lifting restrictions on bond investments. To support this move the Official Discount Rate was lowered to 0.5%, the lowest on record among all G-7 countries. At the end of September, a 14 trillion yen stimulus package was announced, of which 7 trillion will go to new projects, the largest such package on record.

Both with the currency intervention and with the authorities seeming to aggressively bolster the economy, the equity markets reacted favorably by gaining significantly during the quarter. While the currency weakened from 84 to 98 yen, foreign investors purchased approximately net $24 billion worth of Japanese equities during this period. In particular, with favorable valuation comparisons with their U.S. counterparts, electronic and semi-conductor sectors staged remarkable gains. Our Portfolio, heavily overweighted in these sectors, benefited during the quarter from this exposure.

The key to our outlook remains whether the economy will truly expand meaningfully. In the periods August 1992 to June 1993 and November 1993 to June 1994 the situation looked remarkably similar. During both of these periods foreigners and domestic investors alike were led to believe the economic stimulus packages and the authorities' actions to revive the economy would take effect. Interest rates were also lowered during these periods but the economy still continued to sag and equity prices initially rose before eventually reflecting this outcome. We would like to believe "this time it's different." Firstly, Japan is making an all out effort and the authorities have pledged to further deregulate and continue to stimulate the economy. Secondly, the G-7 nations seem to be in sync with Japan and the trend to support the dollar appears to be fully in place. During the upcoming November APEC meeting and President Clinton's visit to Japan, we expect additional economic stimulus packages such as tax cuts to be announced, if necessary.

Moreover, on a micro level several promising industries in Japan are beginning to show rapid growth, such as semi-conductors, PCs and PHS telephones, which is quite different from the previous two periods.

Negative factors such as the Jusen and the banking industry's problem loans continue to plague the economy and sentiment while domestic institutions are still net sellers. Public funds have been pledged to resolve the non-performing loans while we believe domestic institutions will be less likely to sell as the markets trade higher. Overall supply and demand will also improve as over $200 billion worth of 5 year CDs, the Big & Wide, mature over the next several months. With very little alternative instruments available in Japan's record low interest rate environment, some of these funds will find their home in the equity market. We believe a weakening of the yen, coupled with selective industries reporting better than expected interim results will have an upward bias on the market in the quarter to come. At September 30, 1995, we have hedged our yen currency exposure to approximately 75% of the Portfolio's total assets.

INVESTMENTS (UNAUDITED)
---------
SEPTEMBER 30, 1995

                                                  VALUE
 SHARES                                           (000)
---------                                       ---------
COMMON STOCKS (96.3%)
  CAPITAL EQUIPMENT (33.2%)
  218,000   Amada Co., Ltd.                     $   2,161
  132,000   Dai Nippon Printing Co., Ltd.           2,092
  136,000   Daifuku                                 1,661
  146,000   Daikin Industries Ltd.                  1,244
   66,000   Fuji Machine Manufacturing Co.          2,619
   80,000   Kurita Water Industries                 2,181
   30,000   Kyocera Ltd.                            2,465
   60,000   Kyudenko Co., Ltd.                        812
   60,000   Matsui Construction                       474
   95,000   Matsushita Communication
             Industries                             2,292
  308,000   Mitsubishi Heavy Industries Ltd.        2,363
   67,000   Nifco, Inc.                               825
  241,000   Obayashi Corp.                          1,898
  210,000   Ricoh Co., Ltd.                         2,103
  284,000   Taisei Corp., Ltd.                      1,887
  260,000   Teijin Seiki Co., Ltd.                  1,097
   48,000   Tokyo Electron Ltd.                     2,089
   60,000   Toshiba Engineering & Construction        479
  235,000   Tsubakimoto Chain                       1,188
                                                ---------
                                                   31,930
                                                ---------
  CONSUMER GOODS (16.1%)
  107,000   Canon, Inc.                             1,912
   79,000   Fuji Photo Film Ltd.                    1,970
  111,000   Japan Vilene Co., Ltd.                    672
   35,000   Nintendo Corp., Ltd.                    2,562
  278,000   Nissan Motor Co.                        2,004
   66,000   Sankyo Co., Ltd.                        1,506
   31,000   Shimamura Co., Ltd.                     1,133
  220,000   Suzuki Motor Co., Ltd.                  2,376
   60,000   Yamanouchi Pharmaceutical Co.           1,296
                                                ---------
                                                   15,431
                                                ---------
  ELECTRICAL & ELECTRONICS (19.9%)
   70,000   CMK                                     1,003
  269,000   Hitachi Ltd.                            2,933
  107,000   Matsushita Electric Industries
             Ltd.                                   1,642
   85,000   Mitsumi Electric Co., Ltd.              1,905
  270,000   NEC Corp.                               3,762
   28,000   Sony Corp.                              1,453
  235,000   Stanley Electric Co.                    1,495
   32,000   TDK Corp.                               1,647
  450,000   Toshiba Corp.                           3,294
                                                ---------
                                                   19,134
                                                ---------
  FINANCE (6.4%)
  163,000   Daiwa Securities Co., Ltd.              2,057
   77,000   Hitachi Credit Corp.                    1,306
   50,000   Nichido Fire & Marine Insurance
             Co., Ltd.                                411
  110,000   Nomura Securities Co.                   2,155
   43,000   Sumitomo Corp. Leasing Ltd.               217
                                                ---------
                                                    6,146
                                                ---------

                                                  VALUE
 SHARES                                           (000)
---------                                       ---------
  MATERIALS (8.2%)
  150,000   Asahi Tec Corp.                     $     969
  298,000   Daicel Chemical Industry Ltd.           1,715
  210,000   Kaneka Corp.                            1,336
   60,000   Kansei Corp.                              472
  100,000   Okura Industrial Co., Ltd.                646
  140,000   Sanwa Shutter                           1,072
  134,000   Sekisui Chemical Co.                    1,705
                                                ---------
                                                    7,915
                                                ---------
  MULTI-INDUSTRY (1.7%)
   37,100   FamilyMart                              1,610
                                                ---------
  SERVICES (10.8%)
   67,000   Daibiru Corp.                             764
  148,000   Inabata & Co.                             882
  117,000   Keihanshin Real Estate                    830
  136,000   Mitsubishi Estate Co., Ltd.             1,524
  100,000   Nippon Konpo Unyu Soko                    806
      224   Nippon Telegraph & Telephone Corp.      1,929
   32,000   Nishio Rent All Co.                       759
   34,000   Sangetsu Co., Ltd.                        820
   31,000   Secom Co., Ltd.                         2,066
                                                ---------
                                                   10,380
                                                ---------
TOTAL COMMON STOCKS (Cost $93,287)                 92,546
                                                ---------
  FACE
 AMOUNT
  (000)
---------
SHORT-TERM INVESTMENT (3.4%)
  REPURCHASE AGREEMENT (3.4%)
$   3,264   Chase Manhattan Bank, N.A. 6.00%,
             dated 9/29/95, due 10/02/95, to
             be repurchased at $3,266,
             collateralized by $2,930 United
             States Treasury Bonds, 7.625%,
             due 11/15/22 valued at $3,329
             (Cost $3,264)                          3,264
                                                ---------
FOREIGN CURRENCY (0.0%)
Y   1,235   Japanese Yen (Cost $12)                    12
                                                ---------
TOTAL INVESTMENTS (99.7%) (Cost $96,563)           95,822
                                                ---------
OTHER ASSETS AND LIABILITIES (0.3%)
  Other Assets                                     15,154
  Liabilities                                     (14,864)
                                                ---------
                                                      290
                                                ---------
NET ASSETS (100%)                               $  96,112
                                                ---------
                                                ---------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  Applicable to 10,830,167 outstanding $.001
  par value shares (authorized 500,000,000
  shares)                                       $    8.87
                                                ---------
                                                ---------